T. Rowe Price Funds

Supplement to the following Summary Prospectuses, each as dated below (as supplemented):

March 1, 2019

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Cash Reserves Fund

July 1, 2019

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Tax-Exempt Money Fund

October 1, 2019

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Government Money Fund

T. Rowe Price U.S. Treasury Money Fund

The portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Douglas D. Spratley will join Joseph K. Lynagh as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Spratley joined T. Rowe Price in 2008. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Spratley will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 25, 2020.

G13-041-S 2/25/20